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                                                                    EXHIBIT 99.6

Noble Drilling Corporation
10370 Richmond Avenue, Suite 400
Houston, Texas 77042

Gentlemen:

     I hereby consent to my being named as a director designee in the Registration Statement on Form S-4 (File No. 33-54495) filed by Noble Drilling Corporation with the Securities and Exchange Commission, and any amendments thereto.

                                          Very truly yours,

                                          /s/ Lawrence Chazen
                                          ---------------------
                                          Lawrence Chazen